INCOME TAXES	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
INCOME TAXES

12.	INCOME TAXES

Income tax expense differs from the amount that would be computed by applying the Canadian statutory income tax rate of 27.00% to income before income taxes.

For the years ended December 31,	2024	2023	2022
Loss before income taxes	$208,993	$48,820	$125,036
Statutory income tax rate	27%	27%	27%
Expected income tax benefit	(56,428)	(13,181)	(33,760)
Items not deductible for income tax purposes	24,756	—	—
Tax effect of flow-through shares	—	13,500	—
Under provided in prior years	(1,353)	(112,126)	(36,896)
Unrecognized benefit of deferred tax assets	33,025	111,807	70,656
Income tax expense	$—	$—	$—

The Company recognizes tax benefits on losses or other deductible amounts where it is probable the Company will generate sufficient taxable income to utilize deferred tax assets. The Company’s unrecognized deductible temporary differences and unused tax losses for which no deferred tax asset is recognized consist of the following amounts:

For the years ended December 31,	2024	2023
Excess of unused exploration expenditures over carrying value of mineral property interests	$2,651,176	$2,646,167
Excess of undepreciated capital cost over carrying value of fixed assets	698,593	698,593
Non-refundable mining investment tax credits	247	247
Non-capital losses carried forward	4,763,960	4,646,655
Capital losses carried forward	1,368,931	1,368,931
Unrecognized deductible temporary differences	$9,482,907	$9,360,593

At December 31, 2024, the Company has non-capital losses of $4,763,960 (2023 - $4,646,655), that have not been recognized and may be carried forward and applied against Canadian taxable income of future years. The non-capital losses expire in the years 2027-2044.

The Company has available approximate net capital losses of $1,368,931 that may be carried forward indefinitely. The Company has available resource-related deductions of approximately $2,755,000 that may be carried forward indefinitely.